SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                               CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d)
                 OF THE SECURITIES EXCHANGE ACT OF 1934

                     Date of Earliest Event Reported
                           February 5, 1998

                      Dain Rauscher Corporation
          (Exact name of registrant as specified in its charter)

                                DELAWARE
  (State or other jurisdiction of incorporation of organization)

                 1-8186                        41-1228350
     (Commission File Number)                (IRS Employer
                                         Identification Number)

  Dain Rauscher Plaza, 60 South Sixth Street,
           Minneapolis, Minnesota                55402-4422
 (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code (612) 371-7750

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Item 5. OTHER EVENTS

Reference is made to Exhibits 99.1 and 99.2 filed herewith.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1 Press release announcing increase in registrant's regular quarterly cash dividend from $.18 to $.22 per share.

Exhibit 99.2 Press release announcing acquisition of Wessels, Arnold & Henderson, LLC.

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                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            DAIN RAUSCHER CORPORATION
                                  Registrant

Date:  February 9, 1998     By  John C. Appel
                                -------------------
                                John C. Appel
                                Vice Chairman and Chief
                                Financial Officer

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                    DAIN RAUSCHER CORPORATION
                        INDEX OF EXHIBITS

Exhibit No.
-----------
 99.1 Press release announcing increase in registrant's regular quarterly cash dividend from $.18 to $.22 per share.

99.2 Press release announcing acquisition of Wessels, Arnold & Henderson, LLC.